Other income (Tables)	6 Months Ended
Jun. 30, 2021
Component of Operating Income [Abstract]
Schedule of other income
Other income consisted of the following for the three and six months ended June 30, 2021 and 2020:

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Proceeds from unsecured claims	$192,655	$—	$192,655	$—
Management fees	1,736	1,178	3,519	5,816
Interest and other income	13,053	13,749	29,843	23,843
	$207,444	$14,927	$226,017	$29,659

On April 22, 2021, we entered into a claims sale and purchase agreement with a third party for the sale of certain unsecured claims filed by various AerCap companies against LATAM Airlines Group S.A. and certain of its subsidiaries in the Chapter 11 case captioned LATAM Airlines Group S.A., et al., Case No. 20-11254 (JLG) (Jointly Administered). The sale of the unsecured claims is subject to such claims becoming allowed claims in the Bankruptcy Case and other customary closing conditions. The quantum of sale proceeds for each claim actually sold will be determined as a percentage of the amount of such claim allowed by the Bankruptcy Court. To the extent any of our unsecured claims are not allowed by a specified date, the buyer has the option to terminate the agreement with respect to any or all such non-allowed claims, and to the extent the aggregate allowed amount of claims amount exceeds a specified amount, the buyer has the option not to purchase claims above the specified amount.
The sale of a portion of the unsecured claims closed, subsequent to the Bankruptcy Court entering an order establishing the allowed claim amount in May 2021. The sale proceeds amount of approximately $186 million was recognized in other income during the three and six months ended June 30, 2021. We have other claim amounts outstanding that remain subject to the claims sale and purchase agreement and will be sold if and when such claims are allowed by the Bankruptcy Court.